                                                                        For Over
                                                                   Seventy Years
                                                                        Uniquely
                                                                      Positioned
                                                                   to Capitalize
                                                                       on Change
[graphic omitted]
                                                                          [logo]
                                                                         CENTURY

                                                                         Century
                                                                       Small Cap
                                                                     Select Fund

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2000

     [logo] CENTURY FUNDS

     CENTURY SMALL CAP
       SELECT FUND

TRUSTEES
Allan W. Fulkerson, Chairman and Trustee
William O. Bailey, Trustee
John E. Beard, Trustee
William W. Dyer, Jr., Trustee
Davis R. Fulkerson, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee

AUDITORS
Deloitte & Touche LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.
State Street Bank & Trust Co.

DISTRIBUTOR
Forum Fund Services, LLC

LEGAL COUNSEL
Palmer & Dodge LLP

INVESTMENT ADVISER
Century Capital Management, Inc.

TELEPHONE
617-482-3060
800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com

                      TEN LARGEST HOLDINGS
                           10/31/00

NEUBERGER BERMAN, INC.                                    5.6%
An independent investment adviser that also provides institutional and wealthy clients with investment strategies and products.

CONCORD EFS, INC.                                         4.9%
A supplier of infrastructure for e-commerce and electronic payment/verification that also processes credit and debit transactions from retailers to truck drivers.

ALLIED CAPITAL, CORP.                                     4.9%
A closed-end management investment company that provides specialized financing to small and medium sized companies.

BISYS GROUP, INC.                                         4.8%
A provider of outsourcing solutions to
financial organizations.

SEI INVESTMENTS CO.                                       4.6%
An asset manager as well as technology provider to banks and trust companies.

PROBUSINESS SERVICES, INC.                                4.4%
A supplier of outsourced payroll processing, payroll tax filing and benefits administration services.

BANKNORTH GROUP, INC.                                     3.7%
A multi-bank and financial services holding company.

NCO GROUP, INC.                                           3.4%
A provider of accounts receivable management and collection services.

AFFILIATED MANAGERS GROUP, INC.                           3.1%
Asset management holding company that acquires majority interests in mid-sized investment management firms.

WILMINGTON TRUST CORP.                                    3.0%
A bank and thrift holding company that is engaged in commercial banking, savings, trust, and investment management.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceeded or accompanied by a prospectus.

DEAR FELLOW SHAREHOLDERS

In this first annual report of Century Small Cap Select Fund, we welcome our shareholders and express appreciation for the confidence you have placed in us. Your Fund has been able to deliver strong absolute and relative performance, despite the recent turmoil in the financial markets. The Fund's Institutional Shares (December 9, 1999 inception date) produced a +45.70% return during the fiscal year ending October 31, 2000 versus +8.2% return for the Russell 2000 Index, while the Investor Shares produced a +42.60% return versus a decline of -10.5% return for the Russell 2000 Index since the February 24, 2000 inception date of the Investor Shares.

----------------------------------------------
            PERFORMANCE COMPARISON
----------------------------------------------
                   10/31/00

INSTITUTIONAL SHARES                    45.70%
(12/9/99)
Russell 2000 Index                       8.18%

Investors Shares                        42.60%
(2/24/00)
Russell 2000 Index                     -10.46%

SHIFTING MARKET ENVIRONMENT

The year 2000 has been marked by extreme market volatility and shifts in market sentiment. Initially, investors continued their embrace of New Economy stocks, but in the March-April period the tide turned abruptly with many of the rising stars plummeting from their highs. At the same time healthcare, business services, and financial services stocks lagged significantly before rebounding upward just as sharply.

After several years of strong economic growth, the U.S. economy is beginning to slow through a combination of higher interest rates, higher energy and labor prices and a deceleration in technology spending. We are seeing a shift in market sentiment away from the "momentum " (revenue growth at-any-cost) stocks that performed so well until recently. The Presidential election turmoil has added to the stock market's uncertainty, reducing investors' visibility and their appetite for risk among higher-priced growth stocks. There is now renewed emphasis on the sustainable quality of cash flows, predictability of earnings and intrinsic value. We believe your Fund's portfolio is well positioned to take advantage of these changes, as we shall discuss in this report.


Past performance is no guarantee of future results. Please see additional performance information on page 7.

PORTFOLIO REVIEW: GROWTH INVESTORS IN VALUE INDUSTRIES
The Fund's investment objective is long-term capital appreciation. From a research and valuation standpoint, we adhere to Century's longheld strategy of investing in perceived innovative business leaders with sustainable competitive advantages. We seek companies whose stock prices do not adequately reflect our expectations for a company's growth or its underlying value. The portfolio is concentrated in "risk management" businesses - financial services, healthcare, technology and business services companies. We believe these segments are generally not well understood by investors and may benefit disproportionately from the dramatic changes we are seeing in today's global commerce, technology and demographic trends.

INVESTMENT PROCESS
Our investment philosophy continues to focus on industry leaders with superior management teams and sustainable competitive advantages in their products, services and/or distribution networks. Our investing process includes in-depth fundamental research on each company, its rivals and the industry in which it competes.

Our research analysts focus on analyzing the shifting trends in strategy, innovation, pricing, margins and capital allocation in order to assess risk-versus-reward tradeoffs in making our buy and sell decisions. We use this industry knowledge to anticipate attractive investment entry points in each company's growth cycle, and we expect to see tremendous market share changes among the leaders in our "risk management" industries over the next 1-2 years.

WHAT DO WE LOOK FOR WHEN MAKING OUR INVESTMENT DECISIONS?

We start by looking for companies that exhibit "franchise" characteristics and superior management teams that can potentially deliver faster growth at attractive points in their valuation cycle. We define franchise as exhibiting a sustainable combination of 1) strong market share, 2) high rates of client retention, 3) proprietary distribution or products, 4) low operating expenses,
5) industry/brand recognition and 6) potential for operating leverage (the ability to expand margins and grow earnings at a faster rate than revenues).

Analyzing management strategy and execution ability requires more subjective analysis: we like to visit with senior and junior-level management as frequently as possible, as well as to talk to our field contacts in order to ascertain growth prospects and the challenges we expect the company to face going forward. We try to know our companies and their industries better than other investors through a combination of quantitative and qualitative due diligence; our analysts follow up management meetings by developing detailed financial models and competitive analyses that attempt to "stress test" a company's growth prospects and evaluate the risk/reward tradeoff in order to help us determine an appropriate valuation for the stock.

Our investment research methodology places a premium on the quality and visibility of a company's growth potential, financial strength and underlying inherent value. We place strong emphasis on recurring revenues, conservative accounting practices, management's ownership of stock and its ability to recruit and retain its employees. We tend to sell holdings which experience deteriorating fundamentals, an abrupt change in strategy or an unjustifiable valuation. We are long-term investors and believe that doing our own in-depth research is critical in our efforts to offer competitive results to shareholders.

CHANGES WITHIN THE SERVICES "SUPER SECTOR"

Over the last year, we have written about the fundamental forces driving growth and change within the financial services, health care and business services "supersector" - deregulation, globalization, shifting demographics and technological innovation. With the 1999 passage of financial services reform legislation and the recent acquisitions of several U.S. financial firms by European competitors, these forces continue to lead to the convergence between banks, brokers, insurers and other financial providers and intermediaries.

While few anticipated the wide valuation swings in the equity markets, we are encouraged by recent trends that are consistent with our philosophy of investing in companies that we believe can grow faster than the overall market. While also trading at attractive valuation discounts to the overall market, catalysts include:

 o   The competitive strengths and strategies of our portfolio companies.

 o   Major increases in pricing and profitability at many of our core holdings.

 o   Attractive valuation and growth prospects from portfolio companies.

 o Emphasis by other investors on earnings quality and predictability which is likely to benefit our holdings.

PORTFOLIO COMPOSITION

Reported third quarter results reflect accelerating growth in revenue and earnings for many of our portfolio companies. We believe a continuation could translate into major earnings growth through 2002. Looking at specific contributors to the positive performance this past last year, the Funds best performers included SEI Investments (asset management), Concord EFS (transaction processing), Neuberger Berman (asset management), Universal Health Services (health care provider), Banknorth Group (regional bank), DeVry (continuing education services), BISYS Group (outsourcing services) and A.J. Gallagher (risk management services). The Fund's underperformers included companies that continue to work through competitive pressures and new product launches: S1 Corp (eFinance), WebMD (health care processing) and Diamond Technology Partners (strategic consulting).

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                                    10/31/00

INSURANCE BROKERS                            2%
OTHER                                        2%
FINANCIAL TECHNOLOGY                        28%
ASSET MANAGERS                              15%
SPECIALTY FINANCE                           14%
REGIONAL BANKS                              11%
CASH                                        11%
HEALTH CARE                                  9%
PROPERTY & CASUALTY INSURERS                 5%
LIFE & HEALTH INSURERS                       3%

Looking forward, we have positioned the portfolio seeking to take advantage of many of these changes in the market as the pace of change accelerates. Our newer positions include:

o Established technology companies positioned to capitalize on the continuing evolution of financial services.

o Healthcare companies with strong franchises and above-average earnings visibility.

o Fee-based financial firms with diversified revenues and less dependence on the interest rate cycle.

o Outsourcing and other business services related companies which can deliver value-added business services and technology solutions more efficiently than in-house departments.

As we look at the Fund's portfolio, we see attractive growth and valuation metrics on both an historic and prospective basis. In terms of seeking to create shareholder value, the portfolio companies' weighted average growth rate in 2001 estimated earnings equals 30% compared to 22% for the Russell 2000. The 2001 price-to-earnings ratios for the Fund and the Russell 2000 are 18 times and 17 times, respectively. These last two ratios can be combined to create the P/E-to-growth rate (PEG ratio) which stands at 0.65 for the Fund and 0.77 for the Russell 2000. In effect, we can translate this PEG ratio to mean that the Fund is trading at a significant discount (40%) to its underlying growth rate while the Russell 2000 is trading at just a 9% discount.

ATTRACTIVE VALUATION POTENTIAL
--------------------------------------------------------------------------------

                                              CSCSF          Russell 2000
                                              -----          ------------
EARNINGS GROWTH AND VALUATION:
2001 Est. Price to earnings (P/E) ratio:       18x                17x
2001 Est. earnings growth:                   30.0%              22.0%
2001 P/E Ratio to Growth Rate (PEG Ratio):   65.0%              77.0%

SOURCE: Bloomberg, StockVal and CCM Research.
--------------------------------------------------------------------------------

With this combination of growth and attractive relative value, we are positive about our investments today and look forward to updating you on our progress over the next year.

Please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Fund. We also welcome your questions by phone, letter or e-mail (email@centurycap.com).

Respectfully submitted,

/s/ Allan Fulkerson       /s/ Lanny Thorndike

    Allan Fulkerson           Lanny Thorndike
    Chairman                  Trustee and
                              Chief Investment Officer

November 30, 2000

PERFORMANCE OF A $10,000 INVESTMENT
The following chart compares the performance during the Fund's first fiscal year of a hypothetical $10,000 investment in Century Small Cap Select Fund, Institutional Shares (12/9/99 inception date) and Investor Shares (2/24/00 inception date) and the Russell 2000 Index.


--------------------------------------------------------------------------------
                         CENTURY SMALL CAP SELECT FUND
                      INSTITUTIONAL SHARES & RUSSELL 2000
--------------------------------------------------------------------------------

         Russell 2000                      CSCS Institutional
        Date        Value                   Date         Value
      12/9/99      10,000                  12/9/99      10,000
     12/31/99      10,870                 12/31/99      10,010
      1/31/00      10,695                  1/31/00      10,100
      2/29/00      12,462                  2/29/00      10,160
      3/31/00      11,640                  3/31/00      11,160
      4/28/00      10,939                  4/28/00      11,150
      5/31/00      10,302                  5/31/00      11,410
      6/30/00      11,200                  6/30/00      11,610
      7/31/00      10,840                  7/31/00      12,390
      8/31/00      11,667                  8/31/00      13,280
      9/29/00      11,324                  9/29/00      14,010
     10/31/00      10,818                 10/31/00      14,570


--------------------------------------------------------------------------------
                         CENTURY SMALL CAP SELECT FUND
                         INVESTOR SHARES & RUSSELL 2000
--------------------------------------------------------------------------------

          Russell 2000                        CSCS Investor
        Date        Value                   Date         Value
      2/24/00      10,000                  2/24/00      10,000
      2/29/00      10,428                  2/29/00      10,010
      3/31/00       9,740                  3/31/00      10,940
      4/28/00       9,154                  4/28/00      10,920
      5/31/00       8,621                  5/31/00      11,180
      6/30/00       9,372                  6/30/00      11,380
      7/31/00       9,070                  7/31/00      12,130
      8/31/00       9,763                  8/31/00      13,000
      9/29/00       9,476                  9/29/00      13,710
     10/31/00       9,053                 10/31/00      14,260

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Due to current market volatility, the Fund's performance may be less than the figures presented. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance returns include the reinvestment of dividends and capital gain distributions. The Fund's investment adviser has voluntarily committed to waive a portion of its management fee for both classes and to reimburse certain other expenses to the extent necessary that net total fund annual operating expenses will not exceed 1.80% for the Investor class and 1.45% for the Institutional class through at least February 1, 2001. The Fund will deduct a short term trading fee of .60% from a redemption in Investor Shares and .50% from a redemption in Institutional Shares if you sell your shares after holding them less than 180 days. For shares purchased after January 31, 2001 the redemption fee will be 1.0% for both classes of shares. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investors' results. The index is not available for investment. CENTURY SMALL CAP SELECT FUND PERFORMANCE (INCEPTION THROUGH OCTOBER 31, 2000) INSTITUTIONAL SHARES +45.70%, INVESTOR SHARES +42.60%.

Price to earnings ratio is the value of a company's stock price relative to company earnings. The p/e ratio is determined by dividing the price of the stock by company earnings per share.

Estimated earnings growth is the year over year growth in earnings per share (2000-2001)

The PEG Ratio is the p/e ratio relative to the companies earnings growth rate.

Portfolio of Investments - October 31, 2000

COMMON STOCKS:
FINANCIAL SERVICES - 42.4%
      SHARES                                                          Value
      ------                                                       -----------
        500       ACE Ltd........................................  $    19,625
      1,500       Affiliated Managers Group, Inc.*...............       90,187
      7,000       Allied Capital Corp............................      144,375
      1,000       AmerUs Life Holdings, Inc......................       26,375
      1,500       Annuity & Life Re Holdings Ltd.................       41,344
      6,000       Banknorth Group, Inc...........................      108,750
      1,000       Berkley, W.R. Corp.............................       34,063
      2,000       Brookline Bancorp, Inc.........................       21,625
      3,500       Concord EFS, Inc.*.............................      144,594
      1,000       Eaton Vance Corp...............................       49,812
      1,500       FleetBoston Financial Corp.....................       57,000
      1,000       Intuit, Inc.*..................................       61,438
        500       Markel Corp.*..................................       72,438
        500       Metris Companies, Inc..........................       16,187
      2,500       Neuberger Berman, Inc.*........................      164,375
      1,000       Penn-America Group, Inc........................        8,000
      1,000       Protective Life Corp. .........................       23,125
        500       Renaissance Re Holdings Ltd....................       36,281
      1,500       SEI Investments Co.............................      136,125
        500       Stilwell Financial, Inc........................       22,406
      1,000       UNUMProvident Corp.............................       28,250
      1,700       Wilmington Trust Corp..........................       89,462
                                                                   -----------
                                                                     1,395,837
OUTSOURCING/TECHNOLOGY - 30.2%
      1,000       Affiliated Computer Services, Inc.*............       55,688
      3,000       BISYS Group, Inc...............................      141,375
      1,000       Ceridian Corp.*................................       25,000
        500       CheckFree Corp.*...............................       24,875
      1,000       ChoicePoint, Inc...............................       51,187
      3,300       Core, Inc.*....................................       10,725
      1,000       CyberSource Corp.*.............................        5,500
      1,000       DeVry, Inc.*...................................       36,937
      1,000       Diamond Technology Partners, Inc.*.............       44,625
      1,000       The First American Corp........................       20,937
      1,600       Fiserv, Inc.*..................................       83,900
      1,000       Forrester Research, Inc........................       41,063
      2,000       Fundtech Ltd...................................       34,000
      1,000       Gartner Group, Inc.*...........................        8,750
      1,000       Investment Technology Group, Inc.*.............       36,000
      4,500       NCO Group, Inc.*...............................       98,437
      1,000       Pre-Paid Legal Services, Inc.*.................       43,875
      4,000       ProBusiness Services, Inc.*....................      130,750
      1,000       Proxicom, Inc..................................       13,500
      1,000       S1 Corp.*......................................       12,063
        500       Sapient Corp.*.................................       17,781
      1,000       SunGard Data Systems, Inc.*....................       51,125
        400       Transaction Systems Architects, Inc.*..........        5,400
                                                                   -----------
                                                                       993,494

HEALTHCARE - 6.8%
      2,000       Alterra Healthcare Corp.*......................        4,875
      1,000       First Health Group Corp.*......................       39,000
      4,000       Health Management Associates, Inc.*............       79,250
      2,000       IMS Health, Inc................................       47,250
        100       Synavant, Inc.*................................          456
        500       Universal Health Services, Inc.*...............       41,938
      1,000       WebMD Corp.*...................................       11,375
                                                                   -----------
                                                                       224,144

BROKER/OTHER - 4.7%
      1,000       Gallagher (Arthur J.) & Co.....................       63,125
      3,000       HCC Insurance Holdings, Inc....................       57,187
      1,000       Raymond James Financial, Inc...................       33,813
                                                                       154,125
TOTAL INVESTMENTS IN COMMON STOCKS  - 84.0%
      (Identified cost, $2,055,948)..............................    2,767,600
                                                                   -----------

CASH EQUIVALENTS - 16.0%
   $527,000       State Street Bank and Trust Eurodollar
                  Time Deposit, at cost approximating value,
                  maturity 11/01/00..............................      527,000
                                                                   -----------
TOTAL INVESTMENTS - 100%  (IDENTIFIED COST, $2,582,948)..........  $ 3,294,600
                                                                   ===========

*Non-income producing security

                       See notes to financial statements.

Statement of Assets and Liabilities - October 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Note 1A) (Identified cost, $2,582,948).....   $3,294,600

Cash        ......................................................          791
Dividends and interest receivable.................................        1,487
Receivable for Fund shares sold...................................        1,000
Advisor reimbursement receivable..................................       10,121
                                                                     ----------
          Total Assets............................................    3,307,999


LIABILITIES
Accrued Trustees' fees............................................        2,526
Accrued expenses and other liabilities............................       64,588
Payable for investments purchased.................................      298,148
                                                                     ----------
          Total Liabilities.......................................      365,262
                                                                     ----------

NET ASSETS (Note 3)...............................................   $2,942,737
                                                                     ==========

Net Assets consist of:
    Investor Class................................................   $  689,733
    Institutional Class...........................................   $2,253,004

Shares Outstanding consist of (Note 2):
    Investor Class................................................       48,374
    Institutional Class...........................................      154,582

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price)

October 31, 2000
    Investor Class................................................   $    14.26
    Institutional Class...........................................   $    14.57

See notes to financial statements.

Statement of Operations - For the period ended October 31, 2000 (a)
--------------------------------------------------------------------------------
Investment Income
            Dividends...............................................  $  17,766
            Interest................................................     10,593
                                                                      ---------
                Total income........................................     28,359
                                                                      ---------

  Expenses:
            Management advisory fee (Note 5)............  $15,026
            Trustees' remuneration......................    2,526
            Transfer agent-institutional................    7,957
            Transfer agent-investor.....................   18,021
            Custodian...................................   36,705
            Audit.......................................   24,159
            Legal.......................................   11,908
            Insurance...................................    9,608
            Registration................................   51,318
            Printing and other..........................   15,125
            12b-1 fee (Note 7)..........................      798
                                                          -------
                Total expenses......................................    193,151

            Advisor reimbursement (Note 6)..........................   (169,100)
                                                                      ---------

 Net Expenses   ....................................................     24,051
                                                                      ---------

            Net investment income...................................      4,308
                                                                      ---------


Realized and Unrealized Gain on Investments:
  Net realized gain from investment transactions....................    108,479
  Increase in unrealized appreciation on investments................    711,652
                                                                      ---------

    Net realized and unrealized gain on investments.................    820,131
                                                                      ---------

Net increase in net assets resulting from operations................  $ 824,439
                                                                      =========


(a) From the commencement date of investment operations, December 9, 1999 to October 31, 2000

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                               PERIOD ENDED OCTOBER 31, 2000 (A)
INCREASE IN NET ASSETS:
Operations:
Net investment income ............................................... $ 4,308
Net realized gain on investment transactions ........................ 108,479
Increase in net unrealized appreciation ............................. 711,652
Net increase in net assets resulting from operations ................ 824,439
Distributions to shareholders from:
Net Investment Income -
Realized gain from investment transactions -
Fund share transactions - net ..................................... 2,118,298
Total increase .................................................... 2,942,737
Net Assets:
At beginning of period -
At end of period ................................................ $ 2,942,737

Financial Highlights
-------------------------------------------------------------------------------
                                                 PERIOD ENDED OCTOBER 31, 2000
                                                 Institutional        Investor
                                                  Class (a)           Class (b)
Net Asset Value, beginning of period ...........  $  10.00           $  10.00
Income from Investment Operations:
Net investment income ..........................      0.04              (0.01)
Net realized and unrealized gain on investments       4.53               4.27
Total income from investment operations ........      4.57               4.26
Less Distributions From:
Net investment income ..........................        -                  -
Net realized gain on investment transactions ...        -                  -
Total distributions ............................        -                  -
Net Asset Value, end of period .................  $  14.57           $  14.26
Total Return ...................................   45.7%**            42.6%**
Ratios/Supplemental Data:
Net assets, end of period (000 omitted) ........  $ 2,053            $    690
Ratio of expenses to average net assets ........   1.45%*              1.80%*
Ratio of expenses to average net assets
  without giving effect to voluntary
  expense agreement ............................  11.58%*             14.73%*
Ratio of net investment income to average
  net asset ....................................   0.38%*             -0.14%*
Portfolio Turnover Rate ........................      24%                 24%

(a) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(b) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
  * Annualized
 ** Not annualized

See notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES - Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Century Small Cap Select Fund (the "Fund") is a series of the Trust which issues shares in two classes: an Institutional class and an Investor class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles gener-ally accepted in the United States of America.

A. Investment Security Valuations - Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Other - Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

D. Use of Estimates - The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

E. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribu-tion and transfer agent fees. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.


(2) FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund and are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

Period Ended October 31, 2000

                                     Institutional            Investor
                                        Class                   Class
                                  Shares      Amount      Shares      Amount
                                 -------    ----------    ------      --------
 Sold                            154,582    $1,605,100    48,562      $515,665
Repurchased                           -             -       (188)       (2,467)
                                 -------    ----------    ------      --------
Net Increase                     154,582    $1,605,100    48,374      $513,198
                                 =======    ==========    ======      ========

(3) SOURCES OF NET ASSETS - At October 31, 2000, net assets consisted of:

    Capital Paid-in                                                  $2,118,298
    Unrealized appreciation on investments                              711,652
    Accumulated undistributed net realized gains on investments         108,479
    Accumulated net investment income                                     4,308
                                                                     ----------
        Net assets applicable to outstanding capital stock           $2,942,737
                                                                     ==========

(4) INVESTMENT SECURITY TRANSACTIONS - Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $2,384,300 and $436,831 respectively, during the period ended October 31, 2000. At October 31, 2000, the cost of investments for federal tax purposes was $2,582,948. Net unrealized appreciation for all securities at that date was $711,652. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $827,425 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $115,773.

(5) INVESTMENT ADVISER FEE - The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the period ended October 31, 2000, the fee amounted to $15,026. Officers and Trustees of the Fund who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) ADVISER REIMBURSEMENT - CCM has voluntarily waived a portion of its management fee for both classes and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 1, 2001. The expense limitations for the Investor and Institutional class are 1.80% and 1.45%, respectively. During the period ended October 31, 2000, the adviser reimbursement amounted to $169,100.

(7) DISTRIBUTION AND SERVICE PLAN - The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a Fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the period ended October 31, 2000, $798 was accrued under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
Century Small Cap Select Fund

We have audited the accompanying statement of assets and liabilities of Century Small Cap Select Fund (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from December 9, 1999, the commencement of investment operations, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Small Cap Select Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from December 9, 1999, the commencement date of investment operations, to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000